Exhibit 99.1

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SIDLEY AUSTIN LLP
Thomas R. Califano (24122825)
Juliana L. Hoffman (24106103)
2021 McKinney Avenue, Suite 2000
Dallas, Texas 75201
Telephone:
(214) 981-3300
Facsimile:
(214) 981-3400
Email:
tom.califano@sidley.com
jhoffman@sidley.com
SIDLEY AUSTIN LLP
Stephen Hessler (admitted pro hac vice) Anthony R. Grossi (admitted pro hac vice) Jason L. Hufendick (admitted pro hac vice) 787 Seventh Avenue New York, New York 10019
Telephone: (212) 839-5300
Facsimile: (212) 839-5599
Email: shessler@sidley.com
agrossi@sidley.com
jhufendick@sidley.com
Attorneys for the Debtors and Debtors in Possession
IN THE UNITED STATES BANKRUPTCY COURT FOR THE NORTHERN DISTRICT OF TEXAS
DALLAS DIVISION
In re: Chapter 11
CAREMAX, INC., et al.1 Case No. 24-80093 (MVL)
Debtors. (Jointly Administered)
GLOBAL NOTES FOR THE
DECEMBER 2024 AMENDED MONTHLY OPERATING REPORTS
On November 17, 2024, (the “Petition Date”) CareMax, Inc. and its affiliated debtors in the above-captioned chapter 11 cases (each a “Debtor” and, collectively, the “Debtors” or the “Company”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11,
1 A complete list of each of the Debtors in these Chapter 11 Cases may be obtained on the website of the Debtors’ claims and noticing agent at https://cases.stretto.com/CareMax. The Debtors’ mailing address is 1000 NW 57 Court, Suite 400, Miami, Florida 33126.

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United States Code, §§ 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Court”).
The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under case number 24-80093 (MVL).
1. General Methodology: The Debtors are filing this amended monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements of the Debtors’ Chapter 11 Cases. The financial information contained herein is unaudited, limited in scope, and as such, has not been subjected to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The MOR should not be relied on by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision.
The following notes, statements, and limitations should be referred to and referenced in connection with any review of the MOR.
2. Basis of Presentation: For financial reporting purposes, the Debtors prepare consolidated financial statements, which include information for CareMax, Inc., and its Debtor affiliates.
This MOR only contains financial information of the Debtors. The Debtors are maintaining their books and records in accordance with U.S. GAAP and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. The financial statements presented herein reflect the book values of the Debtor entities of CareMax, Inc., and, as a result, do not reflect the going concern valuation of the Debtors. The Company is not liable for and undertakes no responsibility to indicate variations from securities laws or for any evaluations of the Company based on this financial information or any other information.
3. Reporting Period: Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period.
4. Accuracy: The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable nonbankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

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5. Payments of Prepetition Claims Pursuant to First Day Orders: Following the Petition
Date, the Court entered certain orders authorizing, but not directing, the Debtors to, among other things, pay certain (a) insurance obligations; (b) employee wages, salaries, additional compensation, contractor obligations, and employee benefit programs; (c) taxes and fees; (d) utilities; (e) service charges and other fees, costs, and expenses charged by the Debtors’ cash management banks; and (f) certain critical vendor payments.
6. Insiders: For purposes of this MOR, the Debtors defined “insiders” pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors’ directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not take a position with respect to: (a) any insider’s influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an “insider” under applicable law, with respect to any theories of liability, or for any other purpose.
7. Payments to Insiders: All payments made by the Debtors to “Insiders,” as such term is defined in 11 U.S.C. § 101(31), included wage compensation and benefits in the ordinary course due to those individuals. This information is available upon request.
8. Postpetition Borrowing: Following the Petition Deate, the Court approved debtor-in-possession borrowing as set forth in the Final Order (A) Authorizing the Debtors to
(I) Obtain Postpetition Financing, (II) Use Cash Collateral, (III) Grant Senior Secured Liens and Provide Claims with Superpriority Administrative Expense Status, and (IV) Grant Adequate Protection to the Prepetition Secured Parties, (B) Modifying the Automatic Stay, and (C) Granting Related Relief [Docket No. 245].
9. Estimation of Claims: The amounts of Secured, Unsecured, and Priority Claims reported in the Monthly Operating Reports are estimated based on the Debtors’ available information.
10. Attachments and Exhibits: Bank statements and other supporting documents and exhibits are attached to the MORs as applicable for each Debtor entity. The Debtor entities that do not have bank statements or other supporting documents and exhibits attached to their MORs do not have bank accounts in their name. Any documents, exhibits, or statements attached to the MOR of CareMax, Inc. are incorporated by reference into the MOR for all Debtors.
11. Reservation of Rights: The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases.
* * * END OF GLOBAL NOTES * * *

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UNITED STATES BANKRUPTCY COURT

Northern DISTRICT OF Texas

Dallas

In Re. CareMax, Inc.	§	Case No. 24-80093
	§	
______	§	Lead Case No. 24-80093
Debtor(s)	§	
		☒ Jointly Administered

Amended Monthly Operating Report

Chapter 11

Reporting Period Ended: 12/31/2024

Petition Date: 11/17/2024

Months Pending: 1

Industry Classification: 6 2 1 1

Reporting Method: Accrual Basis ◉ Cash Basis ○

Debtor's Full-Time Employees (current): 1,100

Debtor's Full-Time Employees (as of date of order for relief): 980

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒ Statement of cash receipts and disbursements
☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☐ Statement of operations (profit or loss statement)
☐ Accounts receivable aging
☐ Postpetition liabilities aging
☐ Statement of capital assets
☐ Schedule of payments to professionals
☐ Schedule of payments to insiders
☒ All bank statements and bank reconciliations for the reporting period
☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Paul Rundell
Signature of Responsible Party

01/30/2025
Date

Paul Rundell
Printed Name of Responsible Party

540 West Madison Street, 18th Floor, Chicago, Illinois 60661
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021) 1

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Debtor's Name CareMax, Inc. Case No. 24-80093

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0	
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◉ Market ◯ Other ◯ (attach explanation))	$0
d	Total current assets	$673,614,669
e.	Total assets	$1,071,981,854
f.	Postpetition payables (excluding taxes)	$123,247,396
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$123,247,396
k.	Prepetition secured debt	$321,544,129
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$117,282
n.	Total liabilities (debt) (j+k+l+m)	$444,908,806
o.	Ending equity/net worth (e-n)	$627,073,048

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$549,241	
e.	General and administrative expenses	$455,893	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$1,117,347	
i.	Taxes (local, state, and federal)	$16,667	
j.	Reorganization items	$0	
k.	Profit (loss)	$-2,139,147	$-2,567,318

UST Form 11-MOR (12/01/2021) 2

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Debtor's Name CareMax, Inc. Case No. 24-80093

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*						
	Itemized Breakdown by Firm						
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UST Form 11-MOR (12/01/2021) 3

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Debtor's Name CareMax, Inc. Case No. 24-80093

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UST Form 11-MOR (12/01/2021) 4

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Debtor's Name CareMax, Inc. Case No. 24-80093

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	Itemized Breakdown by Firm						
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UST Form 11-MOR (12/01/2021) 5

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Debtor's Name CareMax, Inc. Case No. 24-80093

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Debtor's Name CareMax, Inc. Case No. 24-80093

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UST Form 11-MOR (12/01/2021) 7

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Debtor's Name CareMax, Inc. Case No. 24-80093

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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$82,698	$82,698
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)		Yes ○ No ●
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)		Yes ○ No ●
c.	Were any payments made to or on behalf of insiders?		Yes ○ No ●
d.	Are you current on postpetition tax return filings?		Yes ● No ○
e.	Are you current on postpetition estimated tax payments?		Yes ● No ○
f.	Were all trust fund taxes remitted on a current basis?		Yes ● No ○
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)		Yes ● No ○
h.	Were all payments made to or on behalf of professionals approved by the court?		Yes ○ No ○ N/A ●
i.	Do you have:	Worker's compensation insurance?	Yes ● No ○
		If yes, are your premiums current?	Yes ● No ○ N/A ○ (if no, see Instructions)
		Casualty/property insurance?	Yes ● No ○
		If yes, are your premiums current?	Yes ● No ○ N/A ○ (if no, see Instructions)
		General liability insurance?	Yes ● No ○
		If yes, are your premiums current?	Yes ● No ○ N/A ○ (if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?		Yes ● No ○
k.	Has a disclosure statement been filed with the court?		Yes ● No ○
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?		Yes ● No ○

UST Form 11-MOR (12/01/2021) 8

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Debtor's Name CareMax, Inc. Case No. 24-80093

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Paul Rundell	Paul Rundell
Signature of Responsible Party	Printed Name of Responsible Party
Chief Restructuring Officer	01/30/2025
Title	Date

UST Form 11-MOR (12/01/2021) 9

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Exhibit 1Statement of Cash Receipts and Disbursements

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In re: CareMax, Inc. et al

Exhibit - 1
Case No.: 24-80093
Reporting Period: 12/1/2024 - 12/31/2024

Statement of Cash Receipts and Disbursements

Debtor	Case Number	Cash Balance Beg. of Period	Cash Receipts	Intra-Company Transfers	Cash Disbursements	Cash Balance EOM	Disbursements by 3rd Party	Total Disbursements
Care Alliance, L.L.C.	24-80138	$ 116,081	$ 232	$ 105,885	$ -	$ 222,199		$ -
Care Optical, L.L.C.	24-80143	42,065	177,664	(105,885)	(78,549)	35,295		(78,549)
Care Optimize, L.L.C.	24-80096	3,450	17	20,000	(13,484)	9,983		(13,484)
CareMax Accountable Care Network, L.L.C.	24-80134	-	-	-	-	-		-
CareMax Health Partners, L.L.C.	24-80136	765	0	72,012	(72,777)	0		(72,777)
CareMax IPA, L.L.C.	24-80101	500	1	-	(0)	501		(0)
CareMax Medical Center of Broward, L.L.C.	24-80094	497	781	-	-	1,278		-
CareMax Medical Center of Coral Way, L.L.C.	24-80126	13	37	-	-	50		-
CareMax Medical Center of East Hialeah, L.L.C.	24-80130	-	-	-	-	-		-
CareMax Medical Center of Hialeah, L.L.C.	24-80103	137	475	-	-	612		-
CareMax Medical Center of Homestead, L.L.C.	24-80123	286	787	-	-	1,073		-
CareMax Medical Center of Little Havana II, L.L.C.	24-80129	345	490	-	-	835		-
CareMax Medical Center of Little Havana, L.L.C.	24-80097	258	122	-	-	380		-
CareMax Medical Center of North Miami, L.L.C.	24-80106	197	313	-	-	510		-
CareMax Medical Center of Pembroke Pines, L.L.C.	24-80120	2,794	2,778	-	-	5,571		-
CareMax Medical Center of Tamarac, L.L.C.	24-80108	0	-	-	-	0		-
CareMax Medical Center of Westchester, L.L.C.	24-80109	-	-	-	-	-		-
CareMax Medical Center, L.L.C.	24-80128	-	-	-	-	-		-
CareMax Medical Centers of Central Florida, L.L.C.	24-80114	192,884	291,338	-	(175)	484,046		(175)
CareMax Medical Group, L.L.C.	24-80102	3,286	145	79,014	-	82,445		-
CareMax National Care Network, L.L.C.	24-80135	-	-	-	-	-		-
CareMax of Miami L.L.C.	24-80105	308	454	-	-	763		-
CareMax, Inc.	24-80093	-	-	-	-	-		-
CareMed Pharmacy, L.L.C.	24-80107	2,343,222	3,983,829	-	(2,050,374)	4,276,676		(2,050,374)
Clear Scripts, L.L.C.	24-80118	211,817	322	-	-	212,139		-
Interamerican Medical Center Group, L.L.C.	24-80117	2,466,429	5,126,919	(7,477,702)	(4,802)	110,844		(4,802)
Jesus Montesano, MD, L.L.C.	24-80110	-	-	-	-	-		-
Jose Orcasita-NG, L.L.C.	24-80121	-	-	-	-	-		-
Managed Healthcare Partners, L.L.C.	24-80112	21,082,364	20,604,538	7,429,263	(25,230,678)	23,885,487		(25,230,678)
Medical Care of NY, P.C.	24-80142	18,425	2,477	-	(10,973)	9,929		(10,973)
Medical Care of Tennessee, P.L.L.C.	24-80141	220,683	27,213	-	(1,493)	246,403		(1,493)
Medical Care of Texas, P.L.L.C.	24-80140	602	-	-	(130)	472		(130)
Physician Service Organization L.L.C.	24-80100	-	40	130	(130)	40		(130)
RX Marine Inc.	24-80145	432,876	744,891	-	(40,979)	1,136,787		(40,979)
Sparta Texas ACO, Inc.	24-80092	391,183	354,855	-	(99)	745,940		(99)
Sunset Cardiology, L.L.C.	24-80099	29,023	100,114	(122,717)	(432)	5,988		(432)
Total Cash Receipts and Cash Disbursements		**$ 27,560,491**	**$ 31,420,832**	**$ 0**	**$ (27,505,076)**	**$ 31,476,247**	**$ -**	**$ (27,505,076)**

1

Case 24-80093-mvl11 Doc 576-2 Filed 01/30/25 Entered 01/30/25 22:54:25 Desc Exhibit 2 Page 1 of 2Exhibit 2 Balance sheet by reporting Entity

Case 24-80093-mvl11 Doc 576-2 Filed 01/30/25 Entered 01/30/25 22:54:25 Desc
Exhibit 2 Page 2 of 2

In re: Caremax, Inc. et al

Exhibit - 2
Case No.: 24-80093
Reporting Period: 12/1/24 - 12/31/24

Balance Sheet by Reporting Entity

Case Number	24-80138	24-80137	24-80143	24-80107	24-80093	24-80112	24-80118	24-80142	24-80141	24-80140	24-80136	24-80134	24-80135
	Care Alliance, L.L.C.	CareMax Holdings, L.L.C.	Care Optical, L.L.C.	CareMed Pharmacy, L.L.C.	CareMax, Inc.	Managed Healthcare Partners, L.L.C.	Clear Scripts, L.L.C.	Medical Care of NY, P.C.	Medical Care of Tennessee, P.L.L.C.	Medical Care of Texas, P.L.L.C.	CareMax Health Partners, L.L.C.	CareMax Accountable Care Network, L.L.C.	CareMax National Care Network, L.L.C.
Cash and Cash Equivalents	222,199	39,975	35,295	4,276,676	-	23,331,228	1,348,927	9,929	246,403	472	7,297,687	1,919,182	6,162,949
Accounts Receivable, Net	-	(180)	-	1,255,606	-	33,343,404	231,919	4,798	-	0	1,464,536	3,610,139	39,670,469
Inventory	-	-	-	399,415	-	12,514	264,198	-	-	-	-	-	-
Prepaid Expenses	702	-	-	8,642	6,824,135	7,411,821	-	7,906	2,652	-	282,493	-	210,001
Intercompany Receivable	-	-	-	1,693,823	666,790,535	69,845,521	-	-	-	-	1,947,490	-	-
Total Current Assets	**222,900**	**39,794**	**35,295**	**7,634,163**	**673,614,669**	**133,944,488**	**1,845,044**	**22,633**	**249,055**	**472**	**10,992,207**	**5,529,321**	**46,043,418**
Fixed Assets, Net	32,532	4,249	6,011	859,827	-	15,328,600	4,076	-	-	-	-	-	-
Intangible Assets, Net	-	287,867	-	369,580	-	46,963,232	-	18,659	-	7,639	3,397,744	-	-
Investments	-	5,124,109	-	-	398,367,185	328,453,339	2,000,000	-	-	-	-	-	-
Deposits and Prepayments	-	3,233	8,954	17,048	-	12,524,883	-	-	-	-	-	-	-
Other Assets	-	420,000	-	634,177	-	41,118,834	-	-	-	-	-	-	-
Total Assets	**255,432**	**5,879,253**	**50,260**	**9,514,795**	**1,071,981,854**	**578,333,375**	**3,849,120**	**41,292**	**249,055**	**8,112**	**14,389,952**	**5,529,321**	**46,043,418**
Postpetition Accounts Payable	-	349,575	-	2,713,901	-	3,425,912	-	-	-	-	-	-	-
Prepetition Accounts Payable	-	-	-	29,536	-	10,835,743	-	-	-	-	2,714	-	-
Accrued Liabilities	20,907	-	31,994	849,883	51,250	16,750,739	35,639	6,200	3,776	3,500	-	-	-
Deferred Revenue	-	-	-	-	-	39,629,358	-	151,121	58,588	-	9,665,930	(1,410,201)	(37,681,449)
Intercompany Payable	906,859	7,389,257	-	4,402,923	-	702,544,153	2,995,254	6,359,941	2,302,381	1,058,880	3,642,267	1,919,182	6,443,825
Other Current Liabilities	-	(6,819)	-	136,157	66,032	76,459,176	-	-	-	-	206,916	522,056	4,859,529
Total Current Liabilities	**927,767**	**7,732,013**	**31,994**	**8,132,400**	**117,282**	**849,645,081**	**3,030,893**	**6,517,262**	**2,364,745**	**1,062,380**	**13,517,827**	**1,031,037**	**(26,378,095)**
Loans	-	-	-	718,853	-	1,420,771	-	2,149,078	825,503	541,000	-	-	-
Post-Petition DIP Financing	-	-	-	-	123,247,396	-	-	-	-	-	-	-	-
Pre-Petition Secured Debt	-	-	-	-	321,544,129	5,500	-	-	-	-	-	-	-
Other Liabilities	-	-	-	539,156	-	128,398,341	105,495	-	-	-	(5,578,470)	524,852	(3,336,404)
Total Liabilities	**927,767**	**7,732,013**	**31,994**	**9,390,409**	**444,908,806**	**979,469,693**	**3,136,388**	**8,666,340**	**3,190,248**	**1,603,380**	**7,939,357**	**1,555,888**	**(29,714,499)**
Partners Equity	-	5,124,109	-	1,850,000	-	726,784,524	150,000	-	-	-	-	-	-
Common Stock	-	-	-	-	11,087	-	-	-	-	-	-	-	-
Additional Paid In Capital	-	-	-	-	790,822,855	-	-	-	-	-	-	-	-
Retained Earnings	(701,299)	(4,421,613)	53,626	(280,134)	(85,310,368)	(694,494,072)	666,595	(5,528,873)	(1,901,363)	(1,308,987)	4,699,841	4,643,713	62,995,698
Net Income (Loss)	28,964	(2,555,256)	(35,360)	(1,445,480)	(78,450,526)	(433,426,770)	(103,863)	(3,096,175)	(1,039,830)	(286,282)	1,750,753	(670,280)	12,762,220
Total Stockholders Equity	**(672,334)**	**(1,852,760)**	**18,266**	**124,386**	**627,073,048**	**(401,136,318)**	**712,732**	**(8,625,048)**	**(2,941,193)**	**(1,595,269)**	**6,450,595**	**3,973,432**	**75,757,918**
Total Liabilities and S/E	**255,432**	**5,879,253**	**50,260**	**9,514,795**	**1,071,981,854**	**578,333,375**	**3,849,120**	**41,292**	**249,055**	**8,112**	**14,389,952**	**5,529,321**	**46,043,418**

2

Case 24-80093-mvl11 Doc 576-3 Filed 01/30/25 Entered 01/30/25 22:54:25 Desc Exhibit 3 Page 1 of 2Exhibit 3
Income Statement by Reporting Entity

Case 24-80093-mvl11 Doc 576-3 Filed 01/30/25 Entered 01/30/25 22:54:25 Desc
Exhibit 3 Page 2 of 2

In re: Caremax, Inc. et al

Exhibit - 3
Case No.: 24-80093
Reporting Period: 12/1/24 - 12/31/24

Income Statement by Reporting Entity

Case Number	24-80138	24-80137	24-80143	24-80107	24-80093	24-80112	24-80118	24-80142	24-80141	24-80140	24-80136	24-80134	24-80135
	Care Alliance, L.L.C.	CareMax Holdings, L.L.C.	Care Optical, L.L.C.	CareMed Pharmacy, L.L.C.	CareMax, Inc.	Managed Healthcare Partners, L.L.C.	Clear Scripts, L.L.C.	Medical Care of NY, P.C.	Medical Care of Tennessee, P.L.L.C.	Medical Care of Texas, P.L.L.C.	CareMax Health Partners, L.L.C.	CareMax Accountable Care Network, L.L.C.	CareMax National Care Network, L.L.C.
Revenue													
Service Fund Revenue	-	-	-	-	-	50,698,195	-	-	-	-	(471,409)	129,808	3,476,837
Other Revenue	-	-	-	2,783,899	-	1,196,844	399,897	275	1,539	-	16,968	-	-
Care Optimize Revenue	-	-	-	-	-	-	-	-	-	-	-	-	-
Care Alliance Revenue	-	-	177,664	-	-	-	-	-	-	-	-	-	-
Total Income	**-**	**-**	**177,664**	**2,783,899**	**-**	**51,895,039**	**399,897**	**275**	**1,539**	**-**	**(454,441)**	**129,808**	**3,476,837**
Cost of Sales													
Medical Expense	-	-	-	-	-	40,635,912	-	-	-	-	-	-	-
Other COGS	-	-	-	3,947,660	-	1,403,559	844,371	43,066	-	-	66,928	12,981	347,684
Care Optimize COGS	-	14,396	-	-	-	290	-	-	-	-	-	-	-
Alliance COGS	15,283	-	-	-	-	-	-	-	-	-	-	-	-
IPA Expense	-	-	-	-	-	8,337	-	-	-	-	-	-	-
Total Cost of Sales	**15,283**	**14,396**	**-**	**3,947,660**	**-**	**42,048,098**	**844,371**	**43,066**	**-**	**-**	**66,928**	**12,981**	**347,684**
Total Gross Profit	**(15,283)**	**(14,396)**	**177,664**	**(1,163,761)**	**-**	**9,846,941**	**(444,474)**	**(42,790)**	**1,539**	**-**	**(521,369)**	**116,827**	**3,129,153**
Expenses													
Payroll	54,005	326,745	88,720	193,120	549,241	7,006,620	19,663	810	-	-	6,308	-	-
General and Administrative	10,103	69,933	961	37,606	455,893	5,407,073	1,674	1,126	1,912	422	179,144	-	-
Reorganization Expenses	-	-	-	-	-	2,057,736	-	-	-	-	-	-	-
Depreciation and Amortization	716	4,992	179	29,023	-	1,088,361	104	-	-	-	-	-	-
Total Expenses	**64,824**	**401,669**	**89,860**	**259,750**	**1,005,134**	**15,559,790**	**21,442**	**1,936**	**1,912**	**422**	**185,452**	**-**	**-**
Other Income (Expense)	232	78	-	6,864	-	75,131	1,859	-	-	-	-	-	-
Interest	-	1,630	-	-	1,117,347	639,459	-	-	-	-	-	-	-
Taxes	-	4,827	-	-	16,667	1,140	-	-	-	-	-	-	-
Total Net Income	**(79,875)**	**(422,445)**	**87,804**	**(1,416,646)**	**(2,139,147)**	**(6,278,318)**	**(464,057)**	**(44,726)**	**(373)**	**(422)**	**(706,821)**	**116,827**	**3,129,153**

3

Exhibit 4
Post-Petition Liabilities AgingCase 24-80093-mvl11 Doc 576-4 Filed 01/30/25 Entered 01/30/25 22:54:25 Desc Exhibit 4 Page 1 of 5

1675 JV Associates, LLC - - 36,259 - A & E Processing, Inc. - - 2,600 - ACC Business - - 158 - ADP Commercial Leasing, LLC - - 41,639 - ADP Screening & Selection Services - - 417 - ADP, Inc - - 1,205 - ADT Commercial - - 301 - ADT Security Services - - 601 - Advanced Psychiatric Services Corp - - 10,000 - AG Home Therapy Inc - - 3,795 - AG Music Entertaiment & Production Inc - - 9,583 - Alarm Brokers of Florida, LLC - 1,004 3,612 - MD PA - - 2,500 - MD - - 6,475 - , DPM PA - - 1,200 - All Covered - - 25,369 - All Dade Exterminators,Inc - - 214 - Ambulatory Diagnostic Center, Inc - - 15,841 - American AC & Refrigeration - - 4,200 - American Business Forms, Inc - - 905 - American Medical Supplies & Equipment Inc - - 1,842 - Angeles Food Corp - - 77,178 - - 3,915 - - Army Pest Control LLC - - 70 - Art Production Studio , LLC - - 405 - AT & T - - 14,790 - Atlas Pest Solutions Corp - 75 - - Atlas Pest Solutions Corp. - - 1,782 - Best Office - 17 - - Best Office Group - - 425 - Brickell Complete Auto Service - - 6,760 - Brinks Home Security, Inc - - 148 - Broward A&C Medical Supply - - 335 - Brown & Brown RS Insurance Services, LLC - - 25,296 - BTM Development Partners LLC - - 67,463 - Building Your Body LLC - - 465 - Call center services & BPO Colombia 349,575 - - - Cardinal Health, Inc - 820,038 - - - - 3,654 - Casa de Corazon - - 780 - Celer Health LLC - 28,168 - - CFFI Miami Lakes, LLC - - 19,267 - Cintas Corporation No. 2 - - 284 - City of Deerfield Beach- Utility - - 124 - City of Hialeah - - 65 - City of Homestead - Utility - - 2,335 - City of Lauderhill - Utility - - 265 - City of Margate - - 299 - City of Miami - - 444 - City of Oakland Park - Utility Lockbox - - 473 - City of Pembroke Pines-Class - - 440 - City of Plantation Utilities Department - - 360 - City of Sunrise - - 358 - City of Sunrise. - - 159 - City of Tamarac - - 569 - City of Tampa Utilities - - 89 - CMK Real Estate - - 12,192 - Collected Strategies LLC - - 57,480 - Comcast - 370 8,168 - Concentra - - 86 - Continental Stock Transfer & Trust Company - - 778 - Copier Rescue Inc - - 573 - CP Pembroke Pines, LLC - - 40,447 - CPA by Choice - 200 - - CPA By Choice Inc - - 10,900 - CVS Security Group, LLC - - 2,347 - CyraCom, LLC - - 20 - D/B/A Miami Wellness - - 23,500 - - - 760 - Datalink Service Fund Solutions, LLC - - 4,298 -
Exhibit - 4
Case No.: 24-80093
Reporting Period: 12/1/24 - 12/31/24Case 24-80093-mvl11 Doc 576-4 Filed 01/30/25 Entered 01/30/25 22:54:25 Desc Exhibit 4 Page 2 of 5

- 3,780 - - De Lage Landen Financial Services, Inc - - 10,367 - DeliverHealth Solutions LLC - - 194 - DeliverStat, LLC - 127,665 - - DEX Imaging LLC - - 652 - Digestive and Liver Center of Florida - - 3,500 - DoctorFare, INC - - 11,923 - Doctors Clinical Laboratory Services Inc - - 42 - Donnelley Financial, LLC - - 1,258 - Dr. Pipe Plumbing Contractor Inc. - - 5,004 - Duke Energy - - 2,423 - Eight to Eighty Eyewear - - 88 - Electricopy International Inc - - 193 - , DPM - - 5,200 - Emilio’s BBQ Catering Services Corp - - 12,388 - DO PL - - 24,000 - EPC Consultants LLC - 2,538 - - EverBank Commercial Finance - - 17,875 - FactSet Research Systems Inc. - - 1,300 - FedEx - - 886 - Flagler West Corporate Center, LLC - - 34,852 - Florida Fire Alarm, Inc - - 300 - Florida Medical Management Partners, Inc - - 5,900 - Florida Pest Control - - 69 - Florida Pure Water Systems, LLC - - 492 - Florida School Bus Infraction Detection Enforcement - - 225 - Foot And Ankle Network, Inc. - - 25,000 - Foster Ave. LLC - - 14,058 - FPL - - 15,027 - - - 300 - - - 22,000 - Frontier - - 367 - FVP HH Medical Office LLC - - 33,320 - FVP RE Ocala 3200 LLC - - 41,187 - Galileo Optical Laboratory - - 10,535 - Garan Enterprises Inc - - 115 - Gastro Health, LLC - - 58,000 - - - 24,000 - GFL Enviromental - - 67 - Gold Coast Maintenance, Inc - - 10,920 - Goodwin Procter LLP - - 3,410 - - - 12,000 - Harmony Sound Music Services LLC - - 7,200 - Harvest International Investments LLC - - 17,582 - HCBA LLC - - 1,925 - Health Catalyst, Inc. - - 238,965 - Health Promotions LLC - - 5,600 - Healthnut Nutrition & Wellness Consultant PA - - 870 - Higher Focus Media , LLC - - 30,362 - Image First Healthcare Laundry Specialist - - 4,433 - Inventurus Knowledge Solution Inc - - 19,085 - Iron Mountain - - 983 - Israel Family 3401 Deer Creek LLC - - 60,667 - Ivanis Forteza Landscaping Inc - - 540 - J & C Property Management - - 374 - - 960 - - JC Auto Services II, INC. - - 52,018 - JL Psych Services - - 10,000 - JSB Realty NO 3 LLC - - 57,677 - - - 1,000 - MD PA - - 14,800 - KG Family - - 200 - Kimco Delaware Inc - - 6,348 - Kissimmee Utility Authority Dept 96 - - 1,710 - Kold Steel Inc d/ba Sound Imaging Services - - 14,460 - KRM Radiology PA - - 442 - Laboratory Corporation of America Holdings - - 100 - , PLLC - - 16,800 - Las Mias Medical Center Inc - - 2,880 - - - 2,534 -Case 24-80093-mvl11 Doc 576-4 Filed 01/30/25 Entered 01/30/25 22:54:25 Desc Exhibit 4 Page 3 of 5
In re: Caremax, Inc. et al Exhibit - 4 Case No.: 24-80093 Reporting Period: 12/1/24 - 12/31/24

Leading Fitness LLC - - 740 - LEAF - - 815 - Leaseflorida FT.Pierce, LLC - - 25,796 - Liberty Software Inc. - 14,900 4,277 - Lower Extremity Care LLC - - 1,820 - Loza Pest Solutions - - 569 - - - 2,692 - LYFT, Inc - - 13,220 - MD PA - - 18,750 - - - 2,577 - - - 3,692 - Matheson Tri-Gas Inc. - - 763 - - - 3,080 - MB Mobile Repair - - 21,843 - McKesson Corporation - 1,706,369 1,637 - McKesson Medical Surgical - - 5,218 - MDFlow Systems - - 3,500 - Medallion - - 8 - Medical Electronics Inc - - 1,190 - Medical Health Services of South Florida - - 5,000 - Medical Waste Management - 90 3,345 - Memorial Healthcare System - - 8,519 - Mercedez-Benz Financial Serivces - - 992 - MetLife - - 1,706 - MetLife. - - 80,104 - Metropolitan Fire Equipment Inc - - 187 - Metropolitan Telecommunications- Mettel - - 145 - Miami Dade Water & Sewer Dept - - 449 - Miami-Dade Clerk of the Court - - 277 - Miami-Dade Fire Rescue Department - - 588 - - - 110 - - - 6,273 - - - 500 - myMDcareers - - 22,000 - Navitas Credit Corp - - 2,498 - Newclear Medical Service Inc - - 1,040 - nexAir,LLC - - 2,740 - NextGen Healthcare Inc - - 10,877 - - - 2,615 - - - 2,848 - Nova Healthcare Management - - 13,750 - Olymbec USA LLC - - 6,275 - OpusCare of South Florida - - 6,650 - Oracle Elevator Holdco Inc - - 81 - Original Impressions LLC - - 3,112 - ORKIN, LLC - - 124 - Orlando Utilities Commission - - 6,823 - Osha Medical Training, Inc - - 1,500 - Outpatient Psy Care, Inc - - 11,050 - Philips Medical Capital - - 1,424 - Pitney Bowes Bank Inc- Purchase Power - - 1,311 - Pitney Bowes Purchase Power - - 129 - Professional Parking Management Corp. - - 115 - Psych Me Health Services INC - - 13,600 - Pulmonary Physician of South Florida, LLC - - 24,600 - Quality Managed Health Care Inc - - 13,798 - Quench USA, Inc - - 113 - Quest Diagnostics - - 48 - Radiation Detection Company, Inc - - 762 - Radphysics Consultants Inc - - 400 - Ramswel, Inc - 639 20,123 - Republic Service #696 - - 384 - Rico Foods Company - - 320 - RingCentral Inc - - 147,847 - Roberto & Silvio Lawn Services Inc - - 1,248 - Roberts Oxygen Company Inc - - 97 - - - 4,890 - Ropes & Gray LLP - - 38,833 - - - 195 - Ross + Ross LLC - - 59,754 -Case 24-80093-mvl11 Doc 576-4 Filed 01/30/25 Entered 01/30/25 22:54:25 Desc Exhibit 4 Page 4 of 5
In re: Caremax, Inc. et al Exhibit - 4 Case No.: 24-80093 Reporting Period: 12/1/24 - 12/31/24

RX Systems, Inc - 557 - - , M.D. - - 1,830 - Savannah Consulting Inc. - - 3,000 - Sculptur Fit LLC - - 320 - Sharp Business Systems - - 2,274 - Shredco - - 1,400 - Sime Management Corporation - - 7,712 - Simplified Imaging Solutions, LLC - - 9,034 - SLU INC - - 3,972 - Snappy App, Inc. - - 3,614 - Sol de Borinquen Bakery - - 27,693 - Sosa Plumbing Inc - - 450 - South Florida Pulmonary & Critical Care Associates, - - 8,000 - Southeast Diagnostic Reading Services, Inc. - - 8,960 - Spectrum Business - - 2,110 - St. James Preservation - - 1,540 - Staples Contract & Commercial LLC - 400 21,589 - Stericycle, Inc. - - 2,170 - Sterling Technology Limited - - 6,175 - Stretto Inc - - 609,188 - Summer Ave Development Llc - - 10,337 - Sunbuilt General Contractors, Inc. - - 6,011 - SureCheckUSA - - 1,019 - Tamarac Group LLC - - 6,106 - Tampa Electric Company - - 4,258 - Telefonica Global Solutions USA, Inc - - 5,073 - TH Memphis Raines LLC - - 118,007 - TH Miami Northlake LLC - - 84,965 - TH Orlando 8575 NE 138 LLC - - 72,909 - TH Palm Bay 470 Malabar LLC - - 64,313 - Th Palm Bay 548 Barton Llc - - 54,515 - TH PSL Village Parkway LLC - - 70,076 - The Nursing Station - - 495 - The Sourcing Group, LLC - - 3,336 - THFF REIT LLC -Daytona Beach - - 62,727 - THFF REIT LLC-Titusville - - 35,448 - - - 2,184 - Thomson Logistics Asset LLC - 672 - - Thrive Operations LLC - - 865 - T-Mobile - - 15,058 - T-Mobile. - - 246 - Toho Water Authority - - 262 - Tribe Healthcare Services LLC - - 5,220 - Trilogy Medwaste Southeast LLC - - 848 - Truly Nolen of America, Inc - - 197 - VaVa Investments Corp - - 35,499 - VECAMF Enterprise - - 225 - Voyce Inc - - 174 - Waste Pro - - 556 - We Make Scents, Inc - - 82 - Wells Fargo Bank, NA - - 4,211 - Wells Fargo Financial Leasing - - 4,707 - Wells Fargo Financial Leasing, Inc - 186 - - Wex Bank - - 52,644 - Wex Health, Inc - - 929 - WM Corporate Services, Inc - - 2,838 - Worldpay LLC - 1,360 - - YD Health Fitness, Corp - - 120 - - - 750 - Total 349,575 2,713,901 3,626,937 -Case 24-80093-mvl11 Doc 576-4 Filed 01/30/25 Entered 01/30/25 22:54:25 Desc Exhibit 4 Page 5 of 5
In re: Caremax, Inc. et al Exhibit - 4 Case No.: 24-80093 Reporting Period: 12/1/24 - 12/31/24
Post-Petition AP Balance

Case 24-80093-mvl11 Doc 576-5 Filed 01/30/25 Entered 01/30/25 22:54:25 Desc Exhibit 5 Page 1 of 3
Exhibit _5 Bank statements

Case 24-80093-mvl11 Doc 576-5 Filed 01/30/25 Entered 01/30/25 22:54:25 Desc
Exhibit 5 Page 2 of 3
CHASE O
JPMorgan Chase Bank, N.A.
PO Box 182061
Columbus, OH 43218-2051
November 30, 2024 through December 31, 2004
Account Number:
3735
0004790G WIS 00221100125 WN!00000000000000
CAREMAX, INC
DEBTOR IN POSSESSION
599 LOGANBERRY DR
SAN RAFAEL CA 94903-1245
Customer Service Information
if you have any questions about your
statement, please contact your
Customer Service Professional
Commercial Checking With Interest
Summary
Opening Ledger Balance
Deposts and Credits
Withdrawals and Debits
Chocks Paid
Ending Ledger Balance
Rate(s)
12/01 to 12/18 at 2.36%
12/19 to 12/31 at 2.20%
Numb
MVA
$0.00
50 00
$0.00
50.00
50.00
Your service charges, fees and earnings credit have been calculated through account analysis
Share
*Annual Percentage YieldEaned the percentage rate caned balances remain on deposit for a full year with compounding, no change in the interest rate and all interest rate and all interest is left in the account
Please examine this statement of account at once By continuing to use the account, you agree that (1) the account is subject to the Bank’s deposit accourt agreement, and (2) the Bank has no responsibility for any error in or improper charge to the account
(including any unauthorized or atered check) unless you not by us in witing of this or or charge within sixty days of the mailingor availability of the first statement on which the enor or charge appears

Case 24-80093-mvl11 Doc 576-5 Filed 01/30/25Entered 01/30/25 22:54:25DescExhibit 5 Page 3 of 3Th s Page Intent ona y Left B ankPage 2 of 2